Acquisitions and divestitures	12 Months Ended
Dec. 31, 2021
Business Combination and Asset Acquisition [Abstract]
Acquisitions and divestitures	Acquisitions and divestitures
Acquisitions
Effective on January 12, 2021, we acquired 100% of weekengo GmbH ("Weekengo") shares for €6.7 million from former shareholders and the domain and related trademark for €0.7 million from a former shareholder, for an aggregate cash purchase price of €7.4 million of which €0.5 million are held in escrow to be released to the former shareholders one year after closing. Refer to Note 18 - Subsequent events for details on the escrow release subsequent to December 31, 2021. Weekengo is a company based in Germany that operates the online travel search website “weekend.com”, which specializes in optimizing the delivery of search results for direct flights and hotel packages with a short-trip focus. A portion of the purchase consideration was paid in December 2020 as partial fulfillment of closing conditions amounting to €3.0 million. This amount was included in prepaid expenses and other current assets on the consolidated balance sheet as of December 31, 2020.
The acquisition was accounted for as a business combination using the acquisition method of accounting. Accordingly, we have allocated the consideration paid for Weekengo to the net tangible and identifiable intangible assets based on their estimated fair values. Goodwill represents the excess of the purchase price over the fair value of the underlying net tangible and identifiable intangible assets.
The following table summarizes the final acquisition date fair values of the assets acquired and liabilities assumed:

(in thousands)	January 12, 2021
Cash and cash equivalents	€85
Prepaid expenses and other current assets	54
Property and equipment, net	1,662
Deferred income taxes	1,247
Goodwill	3,838
Intangible assets, net	675
Total Assets	€7,561
Accounts payable	(121)
Other liabilities	(15)
Net assets acquired	€7,425

The allocation of the purchase price was subject to revision during the measurement period, which is up to one year from the date of the acquisition. Adjustments to the preliminary values, which may include tax and other estimates, during the measurement period are recorded in the reporting period in which the adjustment amounts are determined. In the fourth quarter of 2021, we recorded a measurement period adjustment to the provisional amount recognized of deferred income taxes to reflect information that became known to management regarding facts and circumstances that existed as of the acquisition date. The adjustment resulted in an increase in deferred tax assets of €1.5 million, attributable to tax losses carried forward, which was offset by €0.3 million of deferred tax liabilities attributable to fair value adjustment on capitalized software and software development costs. The €1.2 million net increase in deferred tax assets resulted in a corresponding decrease to goodwill. The adjustment did not result in an impact to our consolidated statements of operations. As of December 31, 2021, our purchase price allocation is complete.
The Company applied variations of the cost approach to estimate the fair values of the acquired trademark and domain “WEEKEND.com”, recognized within intangible assets, of €0.7 million with an estimated useful life of 5 years, and capitalized software and software development costs, recognized within property and equipment, of €1.6 million with an estimated useful life of 3 years.
The goodwill balance of €3.8 million has been assigned to the Developed Europe and Americas segments in the amounts of €2.5 million and €1.3 million, respectively. The goodwill largely reflects our access to Weekengo’s development team and know-how, and expected synergies to strengthen our presence in the weekend getaway market. Goodwill is not expected to be deductible for tax purposes.
Revenues from Weekengo included in the Company's consolidated statements of operations for the year ended December 31, 2021 were €0.2 million. Net loss from Weekengo included in the Company's consolidated statements of operations for the same period was €2.3 million. The Company did not incur material transaction costs with respect to the Weekengo acquisition during the year ended December 31, 2021.
The following unaudited pro forma information reflects our consolidated results of operations as if the acquisition had occurred on January 1, 2020. The pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of the period nor is it necessarily indicative of future results. The pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements.

(in thousands)	Year ended December 31,
2020
Revenue	€249,287
Net loss	(247,220)

The pro forma financial information in the table above includes adjustments that are directly attributable to the business combination and are factually supportable. The pro forma financial information include adjustments of €0.6 million for the year ended December 31, 2020 related to application of the Company’s accounting policies, depreciation and amortization related to fair value adjustment on capitalized software and software development costs and recognition of the trademark and domain, and acquisition related transaction costs.

Divestitures
trivago Spain S.L.U. ("Palma") was a wholly-owned subsidiary of trivago. In the third quarter of 2020, we entered into an agreement to sell 100% of our shares in Palma to a third-party buyer for cash consideration of €1.3 million. The transaction closed in September 2020. As a result of the sale, we also recorded an impairment loss of €0.5 million on property and equipment for the year ended December 31, 2020, which was recognized within our operating expenses on our consolidated statements of operations.
base7booking.com Sarl ("base7") was a wholly-owned subsidiary of trivago. In the fourth quarter of 2020, we entered into an agreement to sell substantially all assets of base7 to a third-party buyer for cash consideration of €0.8 million, subject to subsequent net working capital and subscription revenue adjustments. The transaction closed in November 2020. We recognized a gain on sale of €0.5 million and derecognized €0.3 million of goodwill associated with the disposal group for the year ended December 31, 2020.
In December 2020, we entered into an agreement to sell our minority interest (49%) in myhotelshop GmbH ("myhotelshop") for a cash consideration of €70 thousand to its majority shareholder, who is not a related party to trivago. One of the closing conditions of the agreement was for myhotelshop to repay the outstanding shareholder loan to us. As of December 31, 2020, the outstanding loan and accrued interest of €1.0 million with myhotelshop had been fully repaid. Due to the imminent closing of the transaction, we recognized an impairment loss of €1.1 million based on the difference between the consideration and the carrying amount of the minority interest, and this amount has been included in income from equity method investment for the year ended December 31, 2020. The sale of myhotelshop closed on January 28, 2021. As a result of the conclusion of the sale, we derecognized the remaining equity method investment of €70 thousand on our consolidated balance sheet with no further gain or loss recognized between the consideration and the carrying amount. Refer to Note 15 - Related party transactions for related party considerations arising from myhotelshop.